UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013

EQUAL ENERGY LTD.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-34759	98-0533758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Gaillardia Parkway, Suite 325

Oklahoma City, OK 73142

(Address of principal executive offices, including zip code)

(405) 242-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01	Regulation FD Disclosure.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

As previously disclosed, on December 6, 2013, Equal Energy Ltd. (“Equal”), an Alberta, Canada corporation, Petroflow Energy Corporation, a Delaware corporation (“Petroflow”), and Petroflow Canada Acquisition Corp., an Alberta, Canada corporation and wholly-owned subsidiary of Petroflow (“Subco”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which Petroflow will acquire for cash, indirectly through Subco, all of the outstanding common shares of Equal pursuant to the terms of the Arrangement Agreement, and pursuant to which Equal will become an indirect wholly-owned subsidiary of Petroflow (the “Arrangement”).

On December 16, 2013, Montclair Energy, LLC filed a news release concerning certain matters related to the Arrangement (the “Montclair Release”). On December 17, 2013, Equal issued a press release responding to certain matters set forth in the Montclair Release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and where to find it:

Equal plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its shareholders a proxy statement in connection with the proposed transaction, pursuant to which Petroflow will purchase for cash all of the issued and outstanding common shares of Equal pursuant to the terms of the Arrangement Agreement. The proxy statement will contain important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and shareholders will be able to obtain free copies of the proxy statement (when they are available) and other documents filed with the SEC by Equal through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement from Equal by telephone at (405) 242-6000, by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, Attn: Investor Relations or by going to Equal’s Investor Relations page on its corporate website at http://www.equalenergy.ca.

Equal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Equal in connection with the proposed Arrangement. Information regarding the interests of these directors and executive officers in the Arrangement and transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Equal’s proxy statement for its 2013 Annual and Special Meeting of Shareholders, which was filed with the SEC on April 4, 2013. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Equal by telephone at (405) 242-6000, by mail at: Equal Energy Ltd., 4801 Gaillardia Pkwy, Suite 325, Oklahoma City, OK, Attn: Investor Relations or by going to Equal’s Investor Relations page on its corporate website at http://www.equalenergy.ca.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Equal Energy Ltd. dated December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUAL ENERGY LTD.

Dated: December 17, 2013	By:	/s/ SCOTT SMALLING
	Name:	Scott Smalling
	Title:	Senior Vice President and CFO